UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2012


                              VIKING MINERALS INC.
              Exact name of registrant as specified in its charter

           Nevada                       333-139482               98-0492900
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

7558 W Thunderbird Ste. 486, Peoria, AZ                            85381
(Address of principal executive offices)                         (Zip Code)

                                  602-885-9792
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about November 13, 2012, Viking Minerals Inc. (the "Company") formally informed Madsen & Associates CPAs, Inc. ("Madsen") of their dismissal as the Company's independent registered public accounting firm.

As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Madsen, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company's ability to continue as a going concern.

There were no disagreements between the Company and Madsen, for the two most recent fiscal years and any subsequent interim period through November 13, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested that Madsen furnish it with a letter address to the SEC stating whether or not it agrees with the above statements.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On, or about November 13, 2012 the Company engaged Sadler, Gibb & Associates, L.L.C. ("Sadler") as its principal accountant to audit the Company's financial statements as successor to Madsen. During the Company's two most recent fiscal years and through November 13, 2012, the Company has not consulted with Sadler regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Sadler provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or through November 13, 2012, the Company has not consulted the entity of Sadler on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K., or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                    Exhibit Description
-----------                    -------------------

  16.1 Letter from Madsen & Associates CPA's, Inc. dated November 13, 2012 regarding change in certified accountant.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Viking Minerals Inc.


Dated: November 19, 2012                 By: /s/ Charles Irizarry
                                            ------------------------------------
                                         Name:  Charles Irizarry
                                         Title: Chief Executive Officer,
                                                Chief Financial Officer


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